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                                                                   EXHIBIT 10.7


                    SECOND AMENDED AND RESTATED INTERCREDITOR
                             AND SECURITY AGREEMENT


        THIS AMENDED AND RESTATED INTERCREDITOR AND SECURITY AGREEMENT, dated as of July 14, 1997, among NationsBank, N.A., as collateral agent (the "Collateral Agent"), First Union National Bank (formerly known as First Union National Bank of Georgia), as a lender ("First Union"), NationsBank, N.A. (formerly known as NationsBank of Georgia, N.A.), as a lender ("NationsBank"), ABN AMRO Bank N.V., New York Branch, as a lender ("ABN"), and Friedman's Inc. (the "Borrower");

            WHEREAS, the Borrower and First Union have entered into that certain Second Amended and Restated Loan Agreement, dated of even date herewith (the "First Union Loan Agreement"); and

            WHEREAS, the Borrower and NationsBank have made and entered into that certain Second Amended and Restated Loan Agreement, dated of even date herewith (the "NationsBank Loan Agreement"); and

            WHEREAS, the Borrower and ABN have made and entered into that certain Loan Agreement, dated of even date herewith (the "ABN Loan Agreement"); and

            WHEREAS, each of the Lenders (as herein defined) has extended or will extend certain credit to the Borrower, but has conditioned its credit to the Borrower on the agreement of the other Lenders to enter into this Agreement to appoint the Collateral Agent as agent hereunder for certain purposes and to set forth the parties' respective positions, obligations and duties with respect to the Collateral on the terms provided below;

            NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


            1. Definitions. As used herein, the following terms shall have the following meanings:

            "ABN BORROWING BASE" shall mean "Borrowing Base" as defined in the ABN Loan Agreement.

            "ABN EVENT OF DEFAULT" shall mean an "Event of Default" as defined in the ABN Loan Agreement.

            "ABN LOAN AGREEMENT" shall mean as provided in the preamble to this Intercreditor Agreement and shall refer only to the ABN Loan Agreement as in effect on the date hereof, without

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inclusion of any amendment or supplement, other than Permitted Amendments and except as otherwise may be specifically approved in writing by NationsBank and First Union; provided, at such time as First Union and NationsBank shall have consented in writing to the "Consignment Agreement" (as defined in the ABN Loan Agreement), the term "ABN Loan Agreement" as used herein shall refer to both such ABN Loan Agreement and such Consignment Agreement.

            "ABN OBLIGATIONS" shall mean "Obligations" as defined in the ABN Loan Agreement.

            "ACCELERATION NOTICE" shall mean, as applicable, (x) a written notice given by First Union to NationsBank and ABN that First Union has accelerated the Borrower's Obligations to it, (y) a written notice from NationsBank to First Union and ABN that NationsBank has accelerated the Borrower's Obligations to it, and (z) a written notice from ABN to First Union and NationsBank that ABN has accelerated the Borrower's Obligations to it.

            "ACCOUNTS" shall mean all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by the Borrower or in which the Borrower now has or hereafter acquires any interest; and all documents evidencing choses in action, causes of action, books and records, computer equipment, and customer lists relating to any of the foregoing.

            "APPROVED ADVANCES" shall mean, (x) with respect to advances made by NationsBank to the Borrower in good faith in reliance on a current borrowing base certificate demonstrating availability under the NationsBank Borrowing Base, advances outstanding under the NationsBank Loan Agreement in a maximum principal amount outstanding less than the NationsBank Borrowing Base and which have not been made after receipt of a Default Notice, (y) with respect to advances made by First Union to the Borrower in good faith in reliance on a current borrowing base certificate demonstrating availability under the First Union Borrowing Base, advances under the First Union Loan Agreement up to a maximum principal amount outstanding less than the First Union Borrowing Base and which have not been made after receipt of a Default Notice and (z) with respect to advances made by ABN to the Borrower in good faith in reliance on a current borrowing base certificate demonstrating availability under the ABN Borrowing Base, advances outstanding under the ABN Loan Agreement in a maximum principal amount outstanding less than the ABN Borrowing Base and which have not been made after receipt of a Default Notice; provided, no advances or extensions of credit to the Borrower pursuant to the "Consignment Agreement" (as defined in the ABN Loan Agreement) shall be "Approved Advances" hereunder until such time as First Union and NationsBank shall have approved in writing the form of the Consignment Agreement.

            "BOOKS AND RECORDS" shall mean all books and records (including, without limitation, customer lists, credit files, computer programs, printouts, and other computer materials and records) of the Borrower pertaining to any of the Accounts, the Inventory, the Moneys and the Proceeds.

            "COLLATERAL" shall mean all Accounts, Inventory, Moneys, Proceeds and Books and Records, and any interest in the foregoing, and all of Borrower's other tangible or intangible property,

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and interests in such other tangible and intangible property that now or hereafter secures the payment and performance of the First Union Obligations, the NationsBank Obligations or the ABN Obligations.

            "COLLECTING AGENT" shall mean the Lender exercising its rights and remedies against Borrower.

            "DEFAULT NOTICE" shall mean, as applicable, (x) a written notice given by First Union to NationsBank and ABN that First Union has declared that a First Union Event of Default has occurred and is continuing, (y) a written notice from NationsBank to First Union and ABN that NationsBank has declared that a NationsBank Event of Default has occurred and is continuing, and (z) a written notice from ABN to First Union and NationsBank that ABN has declared that a ABN Event of Default has occurred and is continuing.

            "FIRST UNION BORROWING BASE" shall mean "Borrowing Base" as defined in the First Union Loan Agreement.

            "FIRST UNION EVENT OF DEFAULT" shall mean an "Event of Default" as defined in the First Union Loan Agreement.

            "FIRST UNION LOAN AGREEMENT" shall mean as provided in the preamble to this Intercreditor Agreement and shall refer only to the First Union Loan Agreement as in effect on the date hereof, without inclusion of any amendment or supplement, other than Permitted Amendments and except as otherwise may be specifically approved in writing by NationsBank and ABN.

            "FIRST UNION OBLIGATIONS" shall mean "Obligations" as defined in the First Union Loan Agreement.

            "INVENTORY" shall mean all of the Borrower' inventory, whether now owned or hereafter acquired by the Borrower and wherever located, including, but not limited to, all goods intended for sale or lease by the Borrower, or for display or demonstration including, without limitation, all gold and other precious metals and precious stones and gems (including without limitation, diamonds) in whatever form and all products in which any such gold, precious metal and precious stones and gems are incorporated or into which such gold, precious metal and precious stones and gems are processed or converted, including without limitation, bullion, alloys or wire; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture of such goods or otherwise used or consumed in the Borrower's business; and all documents evidencing choses in action, causes of action, books and records, all rights to indemnification, licenses, and customer lists relating to any of the foregoing.

            "LENDERS" shall mean First Union, NationsBank and ABN.



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            "MONEYS" shall mean all moneys and other tangible or intangible property of any kind, now or at any time or at times hereafter in the possession or under the control of any one or more of the Lenders or a bailee of any one or more of the Lenders, including, without limitation, deposit accounts.

            "NATIONSBANK BORROWING BASE" shall mean "Borrowing Base" as defined in the NationsBank Loan Agreement.

            "NATIONSBANK LOAN AGREEMENT" shall mean as provided in the preamble to this Intercreditor Agreement and shall refer only to the NationsBank Loan Agreement as in effect on the date hereof, without inclusion of any amendment or supplement, other than Permitted Amendments and except as otherwise may be specifically approved in writing by First Union and ABN.

            "NATIONSBANK EVENT OF DEFAULT" shall mean an "Event of Default" as defined in the NationsBank Loan Agreement.

            "NATIONSBANK OBLIGATIONS" shall mean "Obligations" as defined in the NationsBank Loan Agreement.

            "NET PROCEEDS" shall mean all cash received by the Collecting Agent from the exercise of its rights or remedies, less the Collecting Agent's and the other Lender's expenses of collection.

            "OBLIGATIONS" shall mean the First Union Obligations, the NationsBank Obligations or the ABN Obligations as the context may require.

            "PERMITTED AMENDMENTS" shall mean any amendment or modification to the NationsBank Loan Agreement, the First Union Loan Agreement and the ABN Loan Agreement, as applicable, other than an amendment or modification that: (i) increases the principal amount permitted to be borrowed thereunder, (ii) shortens the termination date of the loan facility, (iii) amends the "borrowing base" or eligibility criteria for "eligible accounts" or "eligible inventory", or (iv) increases the interest rate applicable to the loan facility.

            "PRO RATA SHARe" shall mean at any time (x) with respect to NationsBank (i) the amount of Approved Advances then outstanding by NationsBank divided by (ii) the amount of all Approved Advances then outstanding by each of NationsBank, ABN and First Union, (y) with respect to First Union (i) the amount of Approved Advances then outstanding by First Union divided by (ii) all Approved Advances then outstanding by each of NationsBank, ABN and First Union and (z) with respect to ABN (i) the amount of Approved Advances then outstanding by ABN divided by (ii) all Approved Advances then outstanding by each of NationsBank, ABN and First Union.

            "PROCEEDS" shall mean all accessions to, substitutions for, and all replacement, products and cash and non-cash proceeds of all Accounts, all Inventory and all Moneys, including,


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without limitation, proceeds of any unearned premiums with respect to insurance policies insuring any of the Collateral.

            "SUBORDINATE ADVANCES" shall mean loans or advances made by a Lender that are not Approved Advances.


            2.    Priority of Security Interests.

      a. Notwithstanding any agreement or arrangement which NationsBank, First Union or ABN may now or hereafter have with the Borrower, or any rule of law, and notwithstanding the time, order or method of attachment, perfection, filing or recording, except as provided in subsections (b), (c) and (d) below,
(x) so long and to the extent the First Union lien and security interest in the Collateral are perfected or otherwise valid and enforceable against third parties, the NationsBank Obligations and the ABN Obligations shall be pari passu with, in all respects and for all purposes, the First Union Obligations and the lien on and security interest in the Collateral securing the NationsBank Obligations and the ABN Obligations shall be pari passu with and equal in priority to, in all respects and for all purposes, to First Union's lien on and security interest in the Collateral securing the First Union Obligations, (y) so long and to the extent the NationsBank lien and security interest in the Collateral are perfected or otherwise valid and enforceable against third parties, the First Union Obligations and the ABN Obligations shall be pari passu with, in all respects and for all purposes, the NationsBank Obligations, and the lien on and security interest in the Collateral securing the First Union Obligations and the ABN Obligations shall be pari passu with and equal in priority to, in all respects and for all purposes, to the NationsBank lien on and security interest in the Collateral securing the NationsBank Obligations and
(z) so long and to the extent the ABN lien and security interest in the Collateral are perfected or otherwise valid and enforceable against third parties, the First Union Obligations and the NationsBank Obligations shall be pari passu with, in all respects and for all purposes, the ABN Obligations, and the lien on and security interest in the Collateral securing the First Union Obligations and the NationsBank Obligations shall be pari passu with and equal in priority to, in all respects and for all purposes, to the ABN lien on and security interest in the Collateral securing the ABN Obligations. For the benefit of the Lenders (and no other third parties), the Lenders agree that, for the purposes of this Agreement, all of the Lenders have a perfected security interest in the Collateral in which the Collateral Agent has been granted a security interest hereunder.

      b. Notwithstanding the provisions of subsection 2(a), any advance or loan by NationsBank to the Borrower under the NationsBank Loan Agreement that is an Overadvance (as defined in the NationsBank Credit Agreement) or is not otherwise an Approved Advance shall be secured by a lien on the Collateral that is subject and inferior to First Union's and ABN's lien on and security interest in the Collateral.

      c. Notwithstanding the provisions of subsection 2(a), any advance by First Union to the Borrower under the First Union Loan Agreement that is an Overadvance (as defined in the First



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Union Credit Agreement) or is not otherwise an Approved Advance shall be secured by a lien on the Collateral that is subject and inferior to NationsBank's and ABN's lien on and security interest in the Collateral.

         d. Notwithstanding the provisions of subsection 2(a), any advance by ABN to the Borrower under the ABN Loan Agreement that is an Overadvance (as defined in the ABN Credit Agreement) or is not otherwise an Approved Advance shall be secured by a lien on the Collateral that is subject and inferior to NationsBank's and First Union's lien on and security interest in the Collateral.

               3.       Default Notices.

         a. NationsBank shall provide to First Union and ABN a Default Notice upon the declaration of a NationsBank Event of Default. NationsBank will not accelerate the NationsBank Obligations until at least 5 days after it has provided such Default Notice to the other Lenders. NationsBank will thereafter provide an Acceleration Notice to the other Lenders within 5 days of the date of the acceleration of its Obligations. NationsBank shall thereafter be entitled to exercise its collection rights and remedies against Borrower and the Collateral, except as otherwise provided in subsection (d) below. If NationsBank elects to pursue such collection rights and remedies, it will immediately notify First Union and ABN thereof.

         b. First Union shall provide to NationsBank and ABN a Default Notice upon the declaration of a First Union Event of Default. First Union will not accelerate the First Union Obligations until at least 5 days after it has provided such Default Notice to the other Lenders. First Union will thereafter provide an Acceleration Notice to the other Lenders within 5 days of the date of the acceleration of its Obligations. First Union shall thereafter be entitled to exercise its collection rights and remedies against the Borrower and the Collateral, except as otherwise provided in subsection (d) below. If First Union elects to pursue such collection rights and remedies, it will immediately notify NationsBank and ABN thereof.

         c. ABN shall provide to NationsBank and First Union a Default Notice upon the declaration of a ABN Event of Default. ABN will not accelerate the ABN Obligations until at least 5 days after it has provided such Default Notice to the other Lenders. ABN will thereafter provide an Acceleration Notice to the other Lenders within 5 days of the date of the acceleration of its Obligations. ABN shall thereafter be entitled to exercise its collection rights and remedies against the Borrower and the Collateral, except as otherwise provided in subsection (d) below. If ABN elects to pursue such collection rights and remedies, it will immediately notify NationsBank and First Union thereof.

         d. The Lender providing the other Lenders with the Acceleration Notice and thereafter exercising its collection rights and remedies shall be the "Collecting Agent" hereunder.



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                  (i) If NationsBank gives First Union and ABN an Acceleration
                  Notice, NationsBank shall be the Collecting Agent. NationsBank may elect to act as Collecting Agent, if, within 48 hours of receipt of an Acceleration Notice from First Union or ABN, NationsBank notifies First Union and ABN that it will act as Collecting Agent.

                  (ii) If NationsBank does not elect to act as Collecting Agent as provided above after receipt of an Acceleration Notice from First Union or ABN, then (x) if First Union gave the Acceleration Notice, First Union will be the Collecting Agent or (y) if ABN gave the Acceleration Notice, ABN will be the Collecting Agent, unless First Union gives ABN notice within 48 hours of receipt of such Acceleration Notice that First Union will act as Collecting Agent.

         e. The Collecting Agent may exercise any or all collection rights and remedies available to it under its loan documents with the Borrower and may exercise any or all of the other Lenders' collection rights and remedies available to the other Lenders under their loan documents with the Borrower against the Borrower as agent for and on behalf of the other Lenders. The Collecting Agent shall diligently pursue such collection rights and remedies against the Borrower and the Collateral in accordance with its reasonable business judgment. As long as the Collecting Agent is diligently pursuing such collection rights and remedies, the other Lender shall not exercise any of its collection rights or remedies against the Borrower.

         f. Nothing in this Section shall in any way be construed as a waiver or forbearance in favor of the Borrower by any Lender of any right or remedy under the First Union Loan Agreement, NationsBank Loan Agreement or the ABN Loan Agreement. Nothing in this Agreement shall prevent the Lenders which are not the Collecting Agent from accelerating their respective Obligations after an "Event of Default" with respect thereto or bringing any action or proceeding against the Borrower to preserve or protect its rights with respect to the Borrower and the Collateral or from defending any action against it by the Borrower or any account debtor of the Borrower.


                  4. Collection of Proceeds. (a) None of First Union, NationsBank or ABN shall exercise any rights against the Collateral or any account debtor of the Borrower except if it is the Collecting Agent hereunder. The Collecting Agent shall diligently pursue such collection rights and remedies against the Borrower and the Collateral in accordance with its reasonable business judgment, it being understood that the Collecting Agent must take affirmative actions hereunder. All Net Proceeds of the Collateral received by the Collecting Agent shall be distributed to itself and to the other Lenders, in their Pro Rata Shares of the Approved Advances, on the day following receipt thereof in immediately available funds. After all of each Lender's Approved Advances have been repaid in full, any other Net Proceeds received by the Collecting Agent shall be applied to each Lender's Subordinate Advances based on the ratio of (i) such Lender's Subordinated Advances to (ii) the total amount of Subordinate Advances made by all Lenders.



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            (b)   The Collecting Agent shall provide the other Lenders with
summaries of its collection efforts not less frequently than weekly. In addition, the Collecting Agent shall meet with the other Lenders at such times as the other Lenders may reasonably request to discuss the Collecting Agent's results and the status of the Borrower and the Collateral available to satisfy the Obligations.

            5. Bankruptcy Proceedings. The Collecting Agent shall act as agent for the Lenders for all purposes during the course of any bankruptcy or insolvency proceeding against Borrower; provided, the Collecting Agent will not file an involuntary bankruptcy proceeding against the Borrower on behalf of any Lender unless such Lender consents thereto in advance; provided, further, that once any non-consenting Lender files a proof of claim or appearance in any such involuntary proceeding, the Collecting Agent shall thereafter act as its (along with the other Lenders) agent during the course of such bankruptcy proceeding for all purposes. Any claim filed by the Collecting Agent in any bankruptcy shall be filed by the Collecting Agent for itself and as agent for the other Lenders (except as otherwise noted above) and all of the Lenders' pari passu interests in such claims shall be noted thereon. All Net Proceeds from the Collateral Agent's exercise of its collecting rights and remedies with respect to the Obligations in any such proceeding will be applied by Collecting Agent as provided in Section 4 hereof.

            6. Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any NationsBank Event of Default, First Union Event of Default or ABN Event of Default, each Lender is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all balances held by it at any of its offices for the account of the Borrower and any other property at any time held or owing by that Lender to or for the credit or for the account of the Borrower against and on account of any of the NationsBank Obligations, First Union Obligations and ABN Obligations, as applicable, that are not paid when due. The Borrower agrees that (A) each Lender holds such balances and other property for itself and as agent for the other Lenders, (B) each Lender may exercise its right to set-off with respect to amounts in excess of its Pro Rata Share and shall thereafter transfer any such excess to the other Lenders and (c) the Lenders so receiving such excess may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect thereto fully as if such a Lender were the direct holder of such excess.

            7. Consent. Each of NationsBank and First Union hereby consents to the Borrower's execution, delivery and performance of the ABN Loan Agreement and the "Security Documents" and "Other Agreements" (each as defined in the ABN Loan Agreement), including, without limitation, the Borrower's grant to ABN of a pari passu lien on security interest in the Collateral.

            8. Representation and Warranty. NationsBank represents and warrants to First Union and ABN that attached hereto are true and correct copies of the NationsBank Loan Agreement and the "Security Agreement" (as defined in the NationsBank Loan Agreement). NationsBank has not granted, transferred or assigned any interest in the Collateral to any person or entity. First Union



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represents and warrants to NationsBank and ABN that attached hereto are true and correct copies of the First Union Loan Agreement and the "Security Agreement"
(as defined in the First Union Loan Agreement) and no "Default" or First Union Event of Default has occurred and is continuing as of the date hereof. First Union has not granted, transferred or assigned any interest in the Collateral to any person or entity. ABN represents and warrants to NationsBank and First Union that attached hereto are true and correct copies of the ABN Loan Agreement and the "Security Agreement" (as defined in the ABN Loan Agreement).

            9.    Collateral Agent; Security Interest.

      a. The Borrower hereby grants to the Collateral Agent on behalf of the Lenders a lien on and a security interest in all of its right, title and interest in and to the Collateral as security for the Obligations. The Collateral Agent shall act as agent for the Lenders for the purpose of obtaining and maintaining a perfected security interest in the Collateral. Upon notice from the Collecting Agent that an Acceleration Notice has been received, the Collateral Agent shall, upon request of the Collecting Agent, assign all of its right, title and interest in and to the Collateral to the Collecting Agent.

      b. The Collateral Agent shall not be liable to any person or entity for any action taken by it hereunder in good faith. In addition to the fee payable to the Collateral Agent under the NationsBank Loan Agreement, the Borrower shall reimburse the Collateral Agent, on demand, for any out of pocket fees, costs or expenses, including reasonable attorneys fees and expenses, incurred by the Collateral Agent in the performance of its duties hereunder. Each of the Lenders agrees to indemnify the Collateral Agent, pro rata, for any fees, costs, liabilities or expenses incurred by the Collateral Agent hereunder, other than for any fees, costs, liabilities or expenses incurred as a result of the Collateral Agent's gross negligence or wilful misconduct.

            10.   Miscellaneous.

      a. Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being received by United States mail, telex, or telefax, at the address or telefax of such other party set forth below or at such other address or telefax within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Rejection or other refusal to accept notice or inability to deliver notice because of changed address or telefax of which no notice has been received shall also constitute receipt. Any notice, election, demand, request or response shall be addressed to the address or telefax number provided on the signature page of this Agreement.






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      b.    Time of the Essence. Time is of the essence in the interpretation and enforcement of this Agreement.

      c. Entire Agreement, Etc. This Agreement expresses the entire understandings of the parties with respect to the transactions contemplated hereby and supersedes all prior and contemporaneous agreements of any nature with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except as provided below. This Agreement amends and restates in its entirety that certain Amended and Restated Intercreditor Agreement, dated as of December 14, 1995, among First Union, NationsBank and the Borrower.

      d. Consents, Amendments, Waivers, Etc. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by any Lender to the other may be given, and the performance or observance by any Lender of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written specific consent of the other Lenders. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of either party in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. This Agreement may be amended only by an agreement in writing executed by each Lender.

      e. Counterparts. This Agreement may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same agreement.

      f. Headings. The headings of the various paragraphs of this Agreement are inserted for convenience only and shall be wholly disregarded when interpreting the meaning or effect of any of the terms hereof.

      g. Choice of Law; Forum. This Agreement shall be construed and enforced in accordance with and subject to the substantive laws of the State of Georgia. Venue for any litigation or action with respect to the enforcement or breach of this Agreement shall lie exclusively in Fulton County, Georgia or the United States District Court for the Northern District of Georgia, and each of the parties hereby irrevocably waives the right to sue or initiate proceedings or be sued or initiate proceedings other than in Fulton County, Georgia or the United States District Court for the Northern District of Georgia.

      h. Successors and Assigns. All covenants and agreements in this Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties.





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      IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals the day and year first above written.

                             COLLATERAL AGENT:

                             NATIONSBANK, N.A., as agent

                             By: /s/ Melinda Bergbom
                                -------------------------------------
                             Title: Senior Vice President
                                    ---------------------------------

                             Address:          Melinda Bergbom
                                               Senior Vice President
                                               NationsBank, N.A.
                                               600 Peachtree Street, N.E.
                                               19th Floor
                                               Atlanta, Georgia  30308-2214

                             Telephone:        404/607-4761
                             Telefax:          404/607-6343

                             LENDERS:

                             FIRST UNION NATIONAL BANK

                             By:  /s/ Daniel L. Evans
                                -------------------------------------
                             Title:  Senior Vice President
                                   ----------------------------------

                             Address:          Mr. Dan Evans
                                               Senior Vice President
                                               First Union National Bank
                                               999 Peachtree Street, N.E.
                                               9th Floor
                                               Atlanta, Georgia  30309

                             Telephone:        404-827-7220
                             Telefax:          800-815-0722



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


                             NATIONSBANK, N.A.

                             By: /s/ Melinda Bergbom
                                -------------------------------------
                             Title:  Senior Vice President
                                   ----------------------------------

                             Address:          Melinda Bergbom
                                               Senior Vice President
                                               NationsBank, N.A.
                                               600 Peachtree Street, N.E.
                                               19th Floor
                                               Atlanta, Georgia  30308-2214

                             Telephone:        404/607-4761
                             Telefax:          404/607-6343

                             ABN AMRO BANK N.V., New York Branch

                             By:    /s/ Jeffrey Sarfaty
                                -------------------------------------
                             Title: Vice President
                                   ----------------------------------

                             Address:          Mr. Jeff Sarfaty
                                               ABN AMRO BANK N.V.,
                                               New York Branch
                                               500 Park Avenue, 3rd Floor
                                               New York, New York 10022

                             Telephone:        212/446-4253
                             Telefax:          212/644-6905

                             BORROWER:

                             FRIEDMAN'S INC.

                             By: /s/ Bradley J. Stinn
                                 ------------------------------------
                             Title: Chairman and Chief Executive Officer
                                   ----------------------------------

                             Address:          Bradley J. Stinn
                                               Friedman's Inc.
                                               4 West State Street
                                               Savannah, Georgia  31401

                             Telephone:        912-231-6606
                             Telefax:          912-238-4873

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